Exhibit 99.1

 7th Annual Investor Update Meeting

September 16, 2013

 Cautionary Statement

 Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about the financial condition and results of operations of Unifi, Inc. (the “Company”) that are based on management’s beliefs, assumptions and expectations about our future economic performance, considering the information currently available to management.  The words “believe,” “may,” “could,” “will,” “should,” “would,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “seek,” “strive,” and words of similar import, or the negative of such words, identify or signal the presence of forward-looking statements.  These statements are not statements of historical fact; they involve risk and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition that we express or imply in any forward-looking statement.

Factors that could contribute to these differences include, but are not limited to the competitive nature of the textile industry and the impact of worldwide competition; changes in the trade regulatory environment and governmental policies and legislation; the availability, sourcing and pricing of raw materials; general domestic and international economic and industry conditions in markets where the Company competes, such as recession and other economic and political factors over which the Company has no control; changes in consumer spending, customer preferences, fashion trends and end-uses; the financial condition of the Company’s customers; the loss of a significant customer; the success of the Company’s strategic business initiatives; the continuity of the Company’s leadership; volatility of financial and credit markets; the ability to service indebtedness and fund capital expenditures and strategic initiatives; availability of and access to credit on reasonable terms; changes in currency exchange rates, interest and inflation rates; the ability to reduce production costs; the ability to protect intellectual property; employee relations; the impact of environmental, health and safety regulations; the operating performance of joint ventures and other equity investments; and the accurate financial reporting of information from equity method investees.

All such factors are difficult to predict, contain uncertainties that may materially affect actual results and may be beyond our control.  New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company.  Any forward-looking statement speaks only as of the date on which such statement is made, and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made, except as may be required by federal securities law. Other risks and uncertainties may be described from time to time in the Company’s other reports and filings with the Securities and Exchange Commission.

 UNIFI Company and Market Overview

Unifi Overview

Company Overview

Unifi, Inc. is a diversified manufacturer of multi-filament polyester and nylon yarns

- The Company's product offerings include specialty and premier value-added yarns with enhanced performance characteristics
- The Company sells to other yarn manufacturers, knitters and weavers that produce fabric for the apparel, hosiery, furnishings, industrial and other end-use markets.

Well-established downstream partners

patagonia, Ford, XO eco, LK Life Khaki, belk, The North Face, Mohawk, Eco Swim by Aquagreen, vitamin A, Kenneth Cole, Kohl's, Polartec, Steelcase, Roxy, Herff Jones, macy's, Quiksilver, Levi's, Savane, Eddie Bauer, HON, Nike, Alsco, Allsteel, Volcom, Dockers, jcp

Regional Syn. Apparel Share and Adjusted EBITDA Trends



40%
35%
30%
25%
20%
15%
10%
5%
0%
$70
$60
$50
$40
$30
$20
$10
$0
2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Regional Share
Adjusted EBITDA ($ mm)

Valuable Equity Affiliate Partnerships

- 34% investment in Parkdale America LLC
  A $800 Million cotton spinning joint venture
- Strategic investment in Nylon spinning operations
  U.S. and Israeli joint ventures

(1) Adjusted EBITDA excludes earnings from Parkdale America LLC and other unconsolidated equity affiliates.
(2) Regional Syn. Apparel supply is based on calendar year, and Unifi Adjusted EBITDA is based on Fiscal Year.

4

Our Manufacturing Process
 PET and rPET* Chip
 POY Manufacturing
 Yarn Texturing
 Value-Added Processes –
Dyeing, Covering, Twisting, Beaming, Solution and Package Dyed

 Manufacturing & Office
 Sales Office
 Joint Venture
 Consolidated Sales by Asset Location ($714 million FY 2013)
 Who We Are
 Our assets are well-positioned to leverage regional and global growth in synthetics

Growing Global Textile Fibers Market

 ___________________________
Source: PCI Fibers
 Global consumption of textile fibers grows based on population and affluence

Global Textile Markets
Approximately 180 billion pounds of textile fibers sold annually
3% to 4% annual growth in global textile fibers projected from 2012 to 2020
4% to 5% annual growth in global polyester fibers projected from 2012 to 2020
Polyester fibers’ growth in market share: 22% in 1990 and 53% in 2011
Superior functionality compared to commodity fibers like cotton
Man-made fibers allow more acreage for food supply in countries like China

 9%

 U.S. Customer & Channel Segmentation – FY 2013
 ___________________________
2012/2011 Estimates for combined Apparel and Hosiery segments
Note: U.S. figures refers to Unifi operations in USA and El Salvador

 U.S. Sales by Customer

 Strong diversity of customer base and distribution channels
 Distribution Channel (1)

Fiber/yarn demanded by wide variety of customers
Approximately 450 polyester customers and approximately 200 nylon customers served from U.S. operations
Top 5 U.S. customers include
Polyester : Milliken, Glen Raven,  Polartec, American & Efird, and International Textile Group
Nylon: Hanesbrands (HBI), Acme-McCrary, Niki Viki, Doris Hosiery, and BSN Medical
In fiscal 2013, Hanesbrands accounted for 9% of consolidated sales
Top 50 customers in the U.S. represent 71% of U.S. net sales

Leading Market Position
 ___________________________
Polyester market position includes Unifi sales of Polyester Textured Yarn, Draw Warp, and POY external sales to other U.S. domestic DTY producers
Other domestic competition sales excludes Polyester Textured Yarn and Draw Warp made with Unifi POY
Unifi nylon sales includes nylon textured yarn sold as covered yarn and beamed yarn

Source: Unifi Internal Estimates for CY 2012 (U.S. Operations share)
 U.S. Polyester
 9
 Regional leader in processing of multi-filament polyester and nylon yarns
 U.S. Nylon

Diversified yarn supplier with strong yarn market share across multiple product offerings

One of few regional producers of complaint yarns utilized in NAFTA, CAFTA and Berry amendment apparel programs
 Commentary

Leading Market Position
 ___________________________
Polyester market position includes Unifi sales of Polyester Textured Yarn, Draw Warp, and POY external sales to other U.S. domestic DTY producers
Other domestic competition sales excludes Polyester Textured Yarn and Draw Warp made with Unifi POY
Unifi nylon sales includes nylon textured yarn sold as covered yarn and beamed yarn

Source: Unifi Internal Estimates for CY 2012 (U.S. Operations share)
 U.S. Polyester

 Regional leader in processing of multi-filament polyester and nylon yarns
 U.S. Nylon

Diversified yarn supplier with strong yarn market share across multiple product offerings

One of few regional producers of complaint yarns utilized in NAFTA, CAFTA and Berry amendment apparel programs
 Commentary

 U.S. Market Segmentation – FY 2013

Diverse product offering sells into the apparel, hosiery, industrial, furnishings, and automotive markets

Compliant yarn sales account for approximately 64% of the Company’s U.S. sales
Large majority of U.S. customers are domestic weavers and knitters
Most free trade benefits come through domestic customers’ shipments of fabrics into region
Regional yarn origin required in free trade agreements (NAFTA, CAFTA, Colombia/Peru FTAs)

Berry and Kissel Amendments require U.S. origin fiber/yarn for Military and Homeland Security
 U.S. Sales by Origin Requirement
 ___________________________
(1) Compliant sales represent those sales to customers who utilize the terms of the NAFTA, CAFTA, CBI, Colombia/Peru FTA, and U.S. Military agreements to produce duty-free finished goods and U.S. origin fiber requirement.  Estimates based on FY 2013 sales by category and division.
 U.S. Yarn Sales by Segment
 Commentary

 Diverse end-use markets with high concentration of compliant yarns

 U.S. Synthetic Apparel Sourcing Trends
 Regional: Units grew 7% and 5% in ‘11 and ‘12; expected to grow 5% to 7% in ‘13
 ___________________________
Source: Internal Estimates, Federal Reserve, OTEXA, and Census Bureau
 Supply Share by Region

Regional Production Share of our Market Segments

 Region includes NAFTA, CAFTA and Colombia/Peru FTA countries
 Our Region… an essential part of the retail supply base
 Finished Product Production  share
 ___________________________
Source: CY 2012 Unifi Internal Estimates
 Regional production use domestic & imported inputs
 Regional production mostly use domestic inputs

Trans-Pacific Partnership (TPP) Update

 Yarn forward
Basket

Market Access
Duty reduction

Customs enforcement

Time to implement
Negotiations
Ratification

 TPP Countries

 Unifi Business Strategey

Our Business Strategy

 Drive financial improvement to our core business through a rigorous and disciplined improvement process
Manufacturing excellence (Lean, SPC)
Rigorous price analysis and management
Enrich our product mix by aggressively growing our Premier Value Added products and increasing our market share of compliant yarns
Enhance our existing business through investment in growth opportunities, including,
Increasing our yarn sales in global growth markets, such as Central America, Brazil, and China
Strategic growth opportunities related to our core business
Derive value from sustainability based initiatives, including polyester and nylon recycling
Repreve Renewables
Use excess cash to enhance shareholder value through strategic growth opportunities and share repurchases

Unifi

Repreve Renewables

Repreve Renewables

Exclucisve licens of Proprietary miscanthus x giganteus variety developed by mississippi state university

as dedicated energy crop for the SE US

desirable biomass feedstock

high yields per acre up to 20+ tons/ a

high energy content 15.5 mm btu / ton

low moisture content at harvest: 10-15%

high rates of carbon sequestration

highly efficient operation

perennial grassL long stand life

minimal nutrient supplement requirements

heat and drought resistance

steril and non-invasive

requires vegetative propagation

Estimated Feedstock Revenue in U.S.

 ___________________________
Source: Internal estimates and various external sources

Repreve Renewables
Status
Still a “Start-up”
Commercial scale planting process developed
1-4 year yields meeting expectations
Viable commercial sales models developed
Short Term Plan (next year)
Aggressively sell into markets available to us today
Bio Bedding
Chemtex Bio-fuels
Confirm viable sales models
Prove planting efficiency and yield at commercial scale
Long Term Plan
Define sustainable competitive advantages in all target markets
Develop and execute business plans in appropriate markets

unifi operating enviroment

.

North America Polyester Raw material trends

 ___________________________
Source: PCI Fibers, Unifi internal estimates
 Continuing  raw material volatility puts pressure on our business to review and adjust our pricing strategy on regular basis

PX (Para xylene): Feedstock to PTA, Key Polyester Raw Materials

 ___________________________
Source: PCI Fibers
 Global PX Supply tight in 2012 and 2013…New capacities in 2014 and 2015 expected to ease supply tightness..

Manufacturing Excellence

 Continues Operational and
     Process Improvement
Low cost commodity production
Market segment pricing strategy
Lean Manufacturing
Completed 75 projects over
        the last 3 years
Around 20 active on-going projects

Product Mix Enrichment
PVA and specialty product strategy
Lot Change Improvement
Shorter production runs, quicker
        turnarounds
Recently announced the purchase of
        9 DTY machines for added flexibility
        and incremental growth opportunities

 Unifi PVA - Premier Value Added Products

 Global PVA Sales Revenue by Fiscal Year
 PVA portfolio represented approximately 20% of consolidated sales in fiscal 2013
Products utilized in apparel, contract, home furnishings, military, socks and hospitality
Steady investment in R&D and commercialization of PVA products remains a strategic priority

 Premier Value-Added products are key for future growth
Branded/PVA Product Success
 ___________________________
Source: Unifi internal estimates

 Our PVA Brands

 Touch & Texture
 Performance
 Sustainability

Made from recycled materials; including post-consumer plastic bottles & post-industrial fiber waste
Product Transparency & Authenticity
SCS Certified for recycled content claims; Oeko-Tex certified
              Program provides transparency throughout the supply chain with Unifi’s unique & proprietary Fiberprint™ Technology
Consistent Quality; Drop-in replacement
Reputation
Available Globally
One brand; many product options
Filament Polyester & Nylon, Staple Polyester
Filament Performance Products; REPREVE Solution Dye, FR, Package Dyed, Moisture Management, etc.
PCR Chip

 Commitment to Innovation
 Planned FY 2014 RRC Expansion

  Herff Jones’ Renew = 29 Bottles

 Oak Hall GreenWeaver = 27 Bottles
 REPREVE® based cap & gowns were worn at over 480 schools.

 Commitment to Sustainability
Long history of sustainability
On-site environmental team constantly reviews every aspect of manufacturing to see how we can reduce, reuse and conserve.
Operate Fleet of Trucks; direct ship from our plants to our customers to reduce energy costs
Use of Returnable Packaging
U.S. Operations are
    Landfill Free
Sustainable Textile                                                   Solutions

 Unifi Brazil
 Unifi China

international segment

International Segment Trends

 State of the Economy – Inflation, exchange rate
Imported textured yarn pressure on the commodity segment
Change in local incentive program – VAT
Recovery Underway:
Reduction in POY import duty
Product mix enrichment
Price increase strategy to improve margins

        Brazil Dynamics & Outlook:
 Historically, International Segment, comprising Brazil and China, has performed well...
 100% PVA product portfolio
European and U.S. retail/brand focused
Business moderation over the last 2 years
Current opportunities under development
      indicate improved sales and financial
      results during FY 2014 and in the
      foreseeable future

        China Dynamics & Outlook:
 Consolidated Gross Profit

 unifi

finacial overview 39

 Liquidity and Debt Highlights

 U.S. $85mm interest rate swap; declines $5mm per qtr.; until reaches $50mm in May 2015
LIBOR is fixed at 1.06%; hedge terminates in May 2017

 $150 MM ABL Facility
Matures May 2018
Secured by, among other things, eligible working capital, PP&E  and PAL
No on-going maintenance covenants, as long as availability exceeds the greater of $10 mm or 20% of maximum Revolver amount
No restricted payment limitations, as long as availability exceeds $20 mm
$50 mm must be hedged, if total variable-rate debt outstanding exceeds $75mm

ABL Revolver
$100 mm facility
Interest currently based on LIBOR + 175 bps to 225 bps
Availability based on eligible Accounts Receivable and Inventory borrowing base

ABL Term Loan
$50mm term loan
Interest currently based on LIBOR + 225 bps
Principal payments only required if outstanding term loan balance exceeds a calculation of eligible collateral (based upon M&E and real property advance rates)
Fully pre-payable at par

       Unifi restructured and deleveraged its debt during fiscal years 2012 and 2013, allowing the Company to extend the maturity profile of its indebtedness at reduced interest rates, while providing the availability and flexibility needed to execute its strategic objectives.

 Long-Term Capital Structure

Capital Allocation Strategy

Maintain healthy balance sheet and sufficient domestic liquidity

Appropriately fund our business strategy
Working capital and capital expenditure requirements to support current mix enrichment and PVA growth strategies
Selected growth opportunities related to our core business
Evaluate growth against prospective return available from share repurchases

Use excess cash to enhance shareholder value through strategic growth opportunities and share repurchases

 ___________________________
FY 2014 Estimate based on management’s estimates of:
adjusted EBITDA based on range communicated during the Company’s July 25, 2013 Earnings Conference Call;
future annual capital expenditures (as disclosed in Form 10-k for the fiscal year ended June 30th, 2013);
cash interest payments based on a weighted average interest rate of 3.4% and outstanding debt obligations of $100 mm;
cash taxes; and
distributions from unconsolidated equity affiliates.
 Cash Generation Trends

Questions

 Unifi Appendix Slides 45

Unifi, Inc. - Adjusted EBITDA Reconciliation

 (Dollars in thousands)  FY 2010  FY 2011  FY 2012  FY 2013

Net income attributable to Unifi   $10,685    $25,089    $11,491    $16,635
Interest expense, net   18,764    16,679    14,152    3,791
Provision (benefit) for income taxes   7,686    7,333    (1,979)   13,344
Depreciation and amortization expense   26,312    25,562    26,225    23,860
EBITDA   $63,447    $74,663    $49,889    $57,630

Loss (gain) on extinguishment of debt   (54)   3,337    3,203    1,102
Loss on previously held equity affiliate   -      -      3,656    -
Non-cash compensation costs, net   2,555    1,361    2,382    2,287
Other   1,001    5,451    410    3,075
Adjusted EBITDA including equity affiliates   $66,949    $84,812    $59,540    $64,094

Equity in earnings of unconsolidated affiliates   (11,693)   (24,352)   (19,740)   (11,444)
Adjusted EBITDA   $55,256    $60,460    $39,800    $52,650

 Non-GAAP Financial Measures

 Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America ("GAAP") because management believes such measures are useful to investors.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”), Adjusted EBITDA including equity affiliates, Adjusted EBITDA, EBITDA cash generation and Total cash generation.

EBITDA represents net income or loss attributable to Unifi, Inc. before net interest expense, income tax expense, and depreciation and amortization expense (excluding interest portion of amortization).  Adjusted EBITDA including equity affiliates represents EBITDA adjusted to exclude non-cash compensation expense net of distributions, gains or losses on extinguishment of debt, loss on previously held equity interest, and certain other adjustments.  Such other adjustments include operating expenses for Repreve Renewables, restructuring charges and start-up costs, gains or losses on sales or disposals of property, plant and equipment, currency and derivative gains or losses, certain employee healthcare expenses, and other operating or non-operating income or expense items necessary to understand and compare the underlying results of the Company.  Adjusted EBITDA represents Adjusted EBITDA including equity affiliates adjusted to exclude equity in earnings and losses of unconsolidated affiliates.  The Company may, from time to time, change the items included within Adjusted EBITDA.  EBITDA cash generation represents Adjusted EBITDA less capital expenditures, cash interest payments and cash taxes.  Total cash generation represents EBITDA cash generation adjusted to include distributions from equity affiliates.

EBITDA, Adjusted EBITDA including equity affiliates, Adjusted EBITDA, EBITDA cash generation and Total cash generation are alternative views of performance used by management and we believe that investors’ understanding of our performance is enhanced by disclosing these performance measures.  Our management uses Adjusted EBITDA: (i) as a measurement of operating performance because it assists us in comparing our operating performance on a consistent basis as it removes the impact of (a) items directly related to our asset base (primarily depreciation and amortization) and (b) unusual items that we would not expect to occur as a part of our normal business on a regular basis; (ii) for planning purposes, including the preparation of our annual operating budget; (iii) as a valuation measure for evaluating our operating performance and our capacity to incur and service debt, fund capital expenditures and expand our business; and (iv) as one measure in determining the value of other acquisitions and dispositions.  Adjusted EBITDA is also a key performance metric utilized in the determination of variable compensation.

We believe that the use of EBITDA, Adjusted EBITDA including equity affiliates, Adjusted EBITDA, EBITDA cash generation and Total cash generation as operating performance measures provides investors and analysts with a measure of operating results unaffected by differences in capital structures, capital investment cycles, and ages of related assets, among otherwise comparable companies.  We also believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense decreases as deductible interest expense increases; depreciation and amortization are non-cash charges.  Equity in earnings and losses of unconsolidated affiliates is excluded because such earnings or losses do not reflect our operating performance.  The other items excluded from Adjusted EBITDA are excluded in order to better reflect the performance of our continuing operations.
  .

 Continued
Non-GAAP Financial Measures

 In evaluating EBITDA, Adjusted EBITDA including equity affiliates, Adjusted EBITDA, EBITDA cash generation and Total cash generation, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of EBITDA, Adjusted EBITDA including equity affiliates, Adjusted EBITDA, EBITDA cash generation and Total cash generation should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items.  EBITDA, Adjusted EBITDA including equity affiliates, and Adjusted EBITDA are not determined in accordance with GAAP and should not be considered as substitutes to net income, operating income or any other performance measures determined in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity

Each of our EBITDA, Adjusted EBITDA including equity affiliates, Adjusted EBITDA, EBITDA cash generation and Total cash generation measures has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are:

    •  it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments;
    •  it does not reflect changes in, or cash requirements for, our working capital needs;
    •  it does not reflect the interest expense or the cash requirements necessary to service interest or to make payments on our debt;
    •  although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA (or our Adjusted EBITDA including equity affiliates)
         measure does not reflect any cash requirements for such replacements;
    •  it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows;
    •  it does not reflect the impact of earnings or charges resulting from matters we consider not indicative of our ongoing operations;
    •  it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and
    •  other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure.

Because of these limitations, EBITDA, Adjusted EBITDA including equity affiliates, Adjusted EBITDA, EBITDA cash generation and Total cash generation should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations, including those under our outstanding debt obligations. You should compensate for these limitations by relying primarily on our GAAP results and using these measures only as supplemental information.

 unifi 49